Exhibit 99.3

AMENDMENT NO. 1

TO

LETTER OF CREDIT AGREEMENT

This AMENDMENT NO. 1 to LETTER OF CREDIT AGREEMENT, dated as of December 23, 2003 (this “Amendment”), is entered into among FMC CORPORATION, a Delaware corporation (the “Borrower”) and CITICORP USA, INC., a Delaware corporation, in its capacity as administrative agent for the Issuers (in such capacity, the “Administrative Agent”), and amends the Letter of Credit Agreement dated as of October 21, 2002 (as amended to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the “L/C Agreement”) entered into among the Borrower, the Administrative Agent and the institutions from time to time party thereto as Issuers (the “Issuers”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the L/C Agreement.

W I T N E S S E T H:

WHEREAS, the Issuers party hereto (constituting the Requisite Issuers), the Borrower and the Administrative Agent have agreed, subject to certain limitations and conditions set forth below, to make certain amendments to the L/C Agreement, as more specifically set forth below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Amendments to the L/C Agreement

The L/C Agreement is, effective as of the Amendment No. 1 Effective Date and subject to the satisfaction (or waiver) of the conditions set forth in Section 2 (Conditions Precedent to the Effectiveness of this Amendment) hereof, hereby amended as follows:

(a) Amendments to Article I (Definitions, Interpretation and Accounting Terms)

(i) The following definitions are hereby inserted in Section 1.1 (Defined Terms) of the L/C Agreement in the appropriate place to preserve the alphabetical order of the definitions in such section (and, if applicable, the following definitions shall replace in their entirety existing definitions for the corresponding terms in such section):

(1) “Amendment No. 1” means Amendment No. 1, dated as of December 23, 2003, to this Agreement, among the Borrower, the Administrative Agent and the Issuers party thereto.

(2) “Amendment No. 1 Effective Date” has the meaning set forth in Section 2 of Amendment No. 1.

(3) “Approved Electronic Communications” means each notice, demand, communication, information, document and other material that any Credit Party is obligated to, or otherwise chooses to, provide to the Administrative Agent pursuant to any Credit Document or the transactions contemplated therein, including (a) any supplement to the Guaranty, any joinder to the Pledge and Security Agreement and any other written Contractual Obligation delivered or required to be delivered in respect of any Credit Document or the transactions contemplated therein and (b) any Financial Statement, financial and other report, notice, request, certificate and other information material; provided, however, that, “Approved Electronic Communication” shall exclude (x) any Letter of Credit Request, and any other notice, demand, communication, information, document and other material relating to a request for a new Letter of Credit, (ii) any notice pursuant to Section 2.3 (Mandatory Cash Collateralization/Prepayments) and any other notice relating to the payment of any principal or other amount due under any Credit Document prior to the scheduled date therefor, (iii) all notices of any Default or Event of Default and (iv) any notice, demand, communication, information, document and other material required to be delivered to satisfy any of the conditions set forth in Article III (Conditions to Letters of Credit) or any other condition to the issuance of any Letter of Credit or other extension of credit hereunder or any condition precedent to the effectiveness of this Agreement.

(4) “Approved Electronic Platform” has the meaning specified in Section 10.3(a) (Posting of Approved Electronic Communications).

(5) “Consolidated Net Income” means, for any period, the sum of net income (or loss) for such period of the Borrower and its Subsidiaries determined on a Consolidated basis in accordance with GAAP, but excluding: (a) any income (or loss) of any Person if such Person is not a Subsidiary of the Borrower, except that the Borrower’s equity in the net income of any such Person for such period shall be included in such net income up to the aggregate amount of cash actually distributed by such Person during such period to the Borrower or a Subsidiary of the Borrower as a dividend or other distribution; (b) the income (or loss) of any Person accrued prior to the date it became a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or such Person’s assets are acquired by the Borrower or any of its Subsidiaries; and (c) the income of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of that income is prohibited by operation of the terms of its charter or any agreement, instrument, judgment, decree, statute, rule or governmental regulation applicable to such Subsidiary.

(b) Amendments to Article V (Financial Covenants)

(i) Section 5.1 (Maximum Leverage Ratio) of the L/C Agreement is hereby amended and restated in its entirety to read as follows:

Section 5.1 Maximum Leverage Ratio

The Borrower shall maintain a Leverage Ratio, as determined as of the last day of each Fiscal Quarter set forth below of not more than the maximum ratio set forth below opposite such Fiscal Quarter:

2

FISCAL QUARTERS ENDING	MAXIMUM LEVERAGE RATIO
December 31, 2002 through March 31, 2003	4.95 to 1
June 30, 2003	4.75 to 1
September 30, 2003	4.50 to 1
December 31, 2003 through June 30, 2004	4.25 to 1
September 30, 2004 through June 30, 2005	4.00 to 1
September 30, 2005 through the Termination Date	3.50 to 1

(ii) Section 5.3 (Maintenance of Net Worth) of the L/C Agreement is hereby amended and restated in its entirety to read as follows:

Section 5.3 Maintenance of Net Worth

The Borrower shall maintain at all times a Net Worth of not less than an amount equal to the sum of (i) $305,000,000 plus (ii) 50% of Consolidated Net Income (to the extent such amount is a positive number) for each Fiscal Quarter ending after June 30, 2002.

(c) Amendments to Article VIII (Negative Covenants)

(i) Clause (l) of Section 8.1 (Indebtedness) of the L/C Agreement is hereby amended and restated in its entirety to read as follows:

(l) Renewals, extensions, refinancings and refundings (collectively, to “Refinance”) of the Obligations and of Indebtedness permitted by clauses (b) or (c) above or this clause (l) (a “Permitted Refinancing”); provided, however, that (a) the principal amount (or accreted value, if applicable) of such Permitted Refinancing does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so Refinanced (plus unpaid accrued interest and premium thereon), (b) the average life to maturity of such Permitted Refinancing is greater than or equal to that of the Indebtedness being Refinanced and (c) only in the case of a Permitted Refinancing of the Obligations or the Existing Public Debt, such Permitted Refinancing is on terms not materially less favorable to the Borrower or the applicable Subsidiary, than the terms of the Senior Secured Notes. Notwithstanding anything to the contrary herein, “Permitted Refinancing” shall also include extensions of the Revolving Credit Facility (as defined in the Credit Agreement) (“Permitted Revolving Credit Extension”).

(ii) Clause (h) of Section 8.2 (Liens, Etc.) of the L/C Agreement is hereby amended and restated in its entirety to read as follows:

(h) Liens in respect of (i) the Senior Secured Notes and the Existing Public Debt to the extent provided in the Collateral Documents and (ii) any Permitted Refinancing of the Obligations or the Existing Public Debt; provided, however, that such Permitted Refinancing may only be secured by collateral on terms not materially less favorable to the Secured Parties than those applicable to the Senior Secured Notes;

(iii) Clause (k) of Section 8.3 (Investments) of the L/C Agreement is hereby amended and restated in its entirety to read as follows:

(k) Investments constituting (A) the Astaris Power Payments, (B) the Astaris Secured Payments and (C) deferrals in payment by Astaris of amounts due to the Borrower or any Restricted Subsidiary (as defined in the Credit Agreement) for services supplied or goods sold to Astaris pursuant to (x) the Master Lease and Operating Agreement dated as of April 1, 2000 between FMC Wyoming and Astaris or (y) the Soda Ash Supply Agreement dated as of April 1, 2000 between FMC Wyoming and Astaris; provided, however, that the amount of such deferrals shall not exceed $15, 000,000 in the aggregate at any time; and

(iv) Section 8.3(Investments) of the L/C Agreement is hereby amended by inserting a new clause (m) immediately after clause (l) thereof to read in its entirety as follows:

(m) Investments in promissory notes and other similar non-cash consideration received by any Credit Party in connection with Asset Sales permitted under Section 8.4(h) (Sale of Assets) in which the Administrative Agent shall have a valid, enforceable and perfected security interest pursuant to the Collateral Documents;

(v) The preamble to Section 8.4 (Sale of Assets) of the L/C Agreement is hereby amended and restated in its entirety to read as follows:

The Borrower shall not, and shall not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs, or sell, convey, transfer, lease (including in a sale and leaseback transaction) or otherwise dispose of, all or any part of their respective assets or any interest therein (including the sale or factoring at maturity or collection of any accounts other than factoring arrangements provided for in Section 8.1(h) (Indebtedness) for Non-Guarantor Subsidiaries) to any Person, or permit or suffer any other Person to acquire any interest in any of their respective assets or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary’s Stock or Stock Equivalent (any such disposition being an “Asset Sale”), in each case whether domestic or foreign, except for the following:

(vi) Clause (h) of Section 8.4 (Sale of Assets) of the L/C Agreement is hereby amended and restated in its entirety to read as follows:

(h) as long as no Default or Event of Default is continuing or would result therefrom, any other Asset Sale for Fair Market Value, provided, however, that at least seventy-five percent (75%) of the consideration received for such Asset Sale is payable in cash upon such sale; provided further, however, that with respect to any such Asset Sale pursuant to this clause (h), all Net Cash Proceeds of such Asset Sale are applied as set forth in, and to the extent required by, Section 2.3 (Mandatory Cash Collateralization/Prepayments).

(vii) Clause (b) of Section 8.6 (Prepayment and Cancellation of Indebtedness) of the L/C Agreement is hereby amended and restated in its entirety to read as follows:

(b) The Borrower shall not, and shall not permit any of its Subsidiaries to, prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness, including the Senior Secured Notes; provided, however, that the Borrower may (i) prepay the Obligations in accordance with the terms of this Agreement, (ii) make regularly scheduled or otherwise required repayments, repurchases or redemptions of Existing Indebtedness, (iii) prepay Indebtedness under the Existing Credit Agreements and the Securitization Facility with the proceeds of the initial borrowings under the Credit Agreement, (iv) prepay any Indebtedness payable to the Borrower by any of its Subsidiaries, (v) prepay IRB Obligations, to the extent supported by Letters of Credit which have been cash collateralized by funds withdrawn from the Restricted Cash Collateral Account on or prior to the Amendment No. 1 Effective Date, in an aggregate amount not to exceed $44,030,000, (vi) renew, extend, refinance and refund Indebtedness, so long as such renewal, extension, refinancing or refunding is permitted under Section 8.1(l) (Indebtedness), (vii) redeem, repurchase or otherwise satisfy any Existing Public Debt maturing prior to December 31, 2003, (viii) consummate the exchange offer for the Senior Secured Notes issued on the Closing Date in accordance with the registration rights agreement dated the Closing Date among the Borrower and the initial purchasers of the Senior Secured Notes and (ix) prepay the obligations under the Credit Agreement in accordance with the terms thereof.

(viii) Section 8.7 (Restriction on Fundamental Changes; Permitted Acquisitions) of the L/C Agreement is hereby amended and restated in its entirety to read as follows:

Section 8.7 Restriction on Fundamental Changes; Permitted Acquisitions

Except in connection with a Permitted Acquisition, the Borrower shall not, and shall not permit any of its Subsidiaries to, (a) merge with any Person other than the Borrower or a Guarantor, (b) consolidate with any Person, (c) acquire all or substantially all of the Stock or Stock Equivalents of any Person, (d) acquire all or substantially all of the assets of any Person or all or substantially all of the assets constituting the business of a division, branch or other unit operation of any Person, (e) enter into any joint venture or partnership with any Person unless (x) an Investment in such joint venture or partnership would be permitted by Section 8.3(i) (Investments), (y) such joint venture or partnership is primarily engaged in a business of the type described in the definition of “FMC’s Business” and (z) after giving effect to the Investment in such joint venture or partnership, no Default or Event of Default shall have occurred and be continuing or (f) acquire or create any Subsidiary unless, after giving effect to such creation or acquisition, such Subsidiary is a Wholly-Owned Subsidiary of the Borrower, the Borrower is in compliance with Section7.11 (Additional Collateral and Guaranties) and the Investment in such Subsidiary is permitted under Section 8.3(c) (Investments).

(ix) Section 8.9 (Transactions with Affiliates) of the L/C Agreement is hereby amended and restated in its entirety to read as follows:

Section 8.9 Transactions with Affiliates

The Borrower shall not, and shall not permit any of its Subsidiaries to, except as otherwise expressly permitted herein, do any of the following: (a) make any Investment in an Affiliate of the Borrower that is not a Subsidiary of the Borrower, (b) transfer, sell, lease, assign or otherwise dispose of any asset to any Affiliate of the Borrower that is not a Subsidiary of the Borrower, (c) merge into or consolidate with or purchase or acquire assets from any Affiliate of the Borrower that is not a Subsidiary of the Borrower, (d) repay any Indebtedness to any Affiliate of the Borrower that is not a Subsidiary of the Borrower or (e) enter into any other transaction directly or indirectly with or for the benefit of any Affiliate of the Borrower that is not a Guarantor (including guaranties and assumptions of obligations of any such Affiliate), except for (i) payments under contracts existing as of the Closing Date and transactions in the ordinary course of business, in each case on a basis no less favorable to the Borrower or such Guarantor as would be obtained in a comparable arm’s length transaction with a Person not an Affiliate, including with respect to the payment of management fees to such Affiliate, (ii) the payment of salaries and other director or employee compensation to officers or directors of the Borrower or any of its Subsidiaries commensurate with current compensation levels (including increases consistent with customary policies and practices), customary advances and indemnities provided to directors and officers and arrangements relating to the foregoing and (iii) deferrals in payment by Astaris permitted under Section 8.3(i) and (k) (Investments).

(x) Clause (a) of Section 8.14 (Operating Leases; Sale/Leasebacks) of the L/C Agreement is hereby amended and restated in its entirety to read as follows:

(a) The Borrower shall not, and shall not permit any of its Subsidiaries to, become or remain liable as lessee or guarantor or other surety with respect to any operating lease, unless the aggregate amount of all rents paid or accrued under all such operating leases shall not exceed $30,000,000 in any Fiscal Year; provided, however, that for any such amounts in excess of $25,000,000 in any Fiscal Year Astaris shall have assumed the obligation to make such payments pursuant to those certain Assignment and Assumption Agreements between the Borrower and Astaris, dated April 1, 2000, with respect to leveraged railcar leases with First Security Bank, National Association, as lessor (Series 1995-1, 1995-2, 1996-1 and 1998-1).

(d) Amendments to Article X (The Administrative Agent)

(i) Article X (The Administrative Agent) of the L/C Agreement is hereby amended by renumbering sections Section 10.3 through 10.7 thereof respectively Sections 10.4 through 10.8 (and renumbering accordingly each reference to such clauses in any Credit Document that is not an amendment to another Credit Document) and inserting a new Section 10.3, immediately after Section 10.2 thereof to read in its entirety as follows:

Section 10.3 Posting of Approved Electronic Communications

(a) Each of the Issuers, the Borrower and each Subsidiary Guarantor agree that the Administrative Agent may, but shall not be obligated to, make the Approved Electronic Communications available to the Issuers by posting such Approved Electronic Communications on “e-Disclosure”, the Administrative

Agent’s internet delivery system that is part of Fixed Income Direct, Citigroup Global Fixed Income’s primary web portal, IntraLinks™ or a successor electronic platform chosen by the Administrative Agent to be its internet delivery system (the “Approved Electronic Platform”).

(b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Closing Date, a dual firewall and a User ID/Password Authorization System) and the Approved Electronic Platform is secured through a single-user-per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Issuers, the Borrower and each Subsidiary Guarantor acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution. In consideration for the convenience and other benefits afforded by such distribution and for the other consideration provided hereunder, the receipt and sufficiency of which is hereby acknowledged, each of the Issuers, the Borrower and each Subsidiary Guarantor hereby approves distribution of the Approved Electronic Communications through the Approved Electronic Platform and understands and assumes, and the Borrower shall cause each Subsidiary Guarantor to understand and assume, the risks of such distribution.

(c) The Approved Electronic Communications and the Approved Electronic Platform are provided “as is” and “as available”. None of the Administrative Agent or any of its Affiliates or any of their respective officers, directors, employees, agents, advisors or representatives (the “Agent Affiliates”) warrant the accuracy, adequacy or completeness of the Approved Electronic Communications and the Approved Electronic Platform and each expressly disclaims liability for errors or omissions in the Approved Electronic Communications and the Approved Electronic Platform. No Warranty of any kind, express, implied or statutory (including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects) is made by the agent affiliates in connection with the approved electronic communications or the approved electronic platform.

(d) Each of the Issuers, the Borrower and each Subsidiary Guarantor agree that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Approved Electronic Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally-applicable document retention procedures and policies.

(e) Amendments to Article XI (Miscellaneous)

(i) Section 11.18 (Confidentiality) of the L/C Agreement is hereby amended and restated in its entirety to read as follows:

Section 11.18 Confidentiality

Each Issuer and the Administrative Agent agree to keep information obtained by it pursuant hereto and the other Credit Documents confidential in accordance with such Issuer’s or the Administrative Agent’s, as the case may be, customary practices and agrees that it shall only use such information in connection with the transactions contemplated by this Agreement and not disclose any such information other than (a) to such Issuer’s or the Administrative Agent’s, as the case may be, employees, representatives and agents that are or are expected to be involved in the evaluation of such information in connection with the transactions contemplated by this Agreement and are advised of the confidential nature of such information, (b) to the extent such information presently is or hereafter becomes available to such Issuer or the Administrative Agent, as the case may be, on a non-confidential basis from a source other than the Borrower, (c) to the extent disclosure is required by law, regulation or judicial order or requested or required by bank regulators or auditors or any quasi-regulatory authority (including the National Association of Insurance Companies) or (d) to current or prospective assignees, participants and Special Purpose Vehicles grantees of any option described in Section 11.2(f) (Assignments and Participations), in each case to the extent such assignees, participants or grantees agree to be bound by the provisions of this Section 11.18. Notwithstanding any other provision in this Agreement, the Borrower and each Issuer hereby agree that each of the Borrower, the Issuers and the Administrative Agent (and each of their respective employees, representatives and agents and each of the officers, directors, employees, accountants, attorneys and other advisors of any of them) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the L/C Facility and the transactions contemplated hereby and all materials of any kind (including opinions and other tax analyses) that are provided to each of them relating to such U.S. tax treatment and U.S. tax structure.

Section 2. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment No. 1 Effective Date”) or waived by the Administrative Agent:

(a) Certain Documents. The Administrative Agent shall have received each of the following, each dated the Amendment No. 1 Effective Date (unless otherwise agreed by the Administrative Agent), in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Issuer:

(i) this Amendment, duly executed by the Borrower, the Administrative Agent and the Issuers constituting the Requisite Issuers;

(ii) the Consent and Agreement, in the form attached hereto as Exhibit A (each, a “Subsidiary Consent”), executed by each of the Subsidiary Guarantors;

(iii) a certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of each officer of the Borrower who has been authorized to execute and deliver this Amendment and any Credit Document or other document required hereunder to be executed and delivered by or on behalf of the Borrower;

(iv) (A) a copy of the certificate of incorporation of the Borrower, certified as of a recent date by the Secretary of State of Delaware, together with a certificate of such official attesting to the good standing of the Borrower and (B) a certificate of the Secretary or an Assistant Secretary of the Borrower certifying (1) the by-laws (or equivalent Constituent Document) of Borrower as in effect on the date of such certification, (2) the resolutions of the Borrower’s Board of Directors (or equivalent governing body) approving and authorizing the execution, delivery and performance of this Amendment and the other Credit Documents executed in connection therewith to which the Borrower is a party and (D) that there have been no changes in the certificate of incorporation (or equivalent Constituent Document) of the Borrower from the certificate of incorporation (or equivalent Constituent Document) delivered pursuant to clause (A) above;

(v) a certificate of the Secretary or an Assistant Secretary of each Credit Party (other than the Borrower) certifying (A) that each officer of such Credit Party (other than the Borrower) who has been authorized to execute and deliver the Guaranty is authorized to execute the Subsidiary Consent to this Amendment and each other Credit Document executed in connection herewith, (B) that there have been no changes (other than as may be attached to such certificate of the Secretary or Assistant Secretary) to the certificate of incorporation or by-laws (or, in each case, equivalent Constituent Document) from the certificate of incorporation or by-laws (or, in each case, equivalent Constituent Document) delivered pursuant to the L/C Agreement on the Closing Date and (C) that the resolutions of such Credit Party’s Board of Directors (or equivalent governing body) delivered pursuant to the L/C Agreement on the Closing Date approving and authorizing the execution, delivery and performance of the L/C Agreement or the other Credit Documents to which it is a party remain in full force and effect and have not been amended, supplemented or modified in any way and authorize the execution of this Amendment and the Credit Documents executed in accordance herewith;

(vi) a certificate of a Responsible Officer to the effect that each of the conditions set forth in clauses (b),(c), (d) and (e) below has been satisfied; and

(vii) such additional documentation as the Issuers party hereto or the Administrative Agent may reasonably require;

(b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to the Administrative Agent and each Issuer;

(c) Representations and Warranties. Each of the representations and warranties contained in Article IV(Representations and Warranties) of the L/C Agreement, the other Credit Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment No. 1 Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “L/C Agreement” shall be deemed to refer to the L/C Agreement as amended by this Amendment and after giving effect to the consents and waivers set forth herein;

(d) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default (except for those that may have been waived) shall have occurred and be continuing, either on the date hereof or on the Amendment No. 1 Effective Date;

(e) No Litigation. No litigation shall have been commenced against any Credit Party or any of its Subsidiaries, either on the date hereof or the Amendment No. 1 Effective Date, seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Credit Party required or contemplated by this Amendment or the L/C Agreement or any Credit Document, in either case as amended hereby; and

(f) Fees and Expenses Paid. The Borrower shall have paid all Obligations due, after giving effect to this Amendment, on or before the Amendment No. 1 Effective Date including, without limitation, the fees set forth in Section 4 (Fees and Expenses) hereof and all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Credit Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and all other Credit Documents) and all other costs, expenses and fees due under any Credit Document.

Section 3. Representations and Warranties

On and as of the date hereof and as of the Amendment No. 1 Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Issuer as follows:

(a) this Amendment and the Subsidiary Consents have been duly authorized, executed and delivered by the Borrower and each Guarantor, as applicable, and constitute the legal, valid and binding obligations of the Borrower and each Guarantor, as applicable, enforceable against the Borrower and each Guarantor, as applicable, in accordance with their terms and the L/C Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms;

(b) each of the representations and warranties contained in Article IV(Representations and Warranties) of the L/C Agreement, the other Credit Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment No. 1 Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “L/C Agreement” shall be deemed to refer to the L/C Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;

(c) no Default or Event of Default has occurred and is continuing (except for those that are waived); and

(d) no litigation has been commenced against any Credit Party or any of its Subsidiaries seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Credit Party required or contemplated by this Amendment, the L/C Agreement or any Credit Document, in each case as amended hereby (if applicable).

Section 4. Fees and Expenses

The Borrower and each other Credit Party agrees to pay on demand in accordance with the terms of Section 11.3 (Costs and Expenses) of the L/C Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Credit Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and all other Credit Documents).

Section 5. Reference to the Effect on the Credit Documents

(a) As of the Amendment No. 1 Effective Date, each reference in the L/C Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Credit Documents to the L/C Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the L/C Agreement as amended hereby, and this Amendment and the L/C Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the L/C Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 1 Effective Date.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the L/C Agreement and all other Credit Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Issuers or the Administrative Agent under any of the Credit Documents, nor constitute a waiver or amendment of any other provision of any of the Credit Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Credit Document.

Section 6. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7. Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

Section 8. Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Credit Document immediately followed by a reference in parenthesis to the title of the section of such Credit Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Credit Document is followed immediately by a reference in parenthesis to the title of a section of any Credit Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 9. Notices

All communications and notices hereunder shall be given as provided in the L/C Agreement or, as the case may be, the Guaranty.

Section 10. Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person

Section 11. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 12. Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

FMC CORPORATION, as Borrower

By:	/s/ Thomas C. Deas Jr

Name:	Thomas C. Deas Jr
Title:	Vice President & Treasurer

CITICORP USA, INC., as Administrative Agent

By:	/s/ Carolyn A. Sheridan

Name:	Carolyn A. Sheridan
Title:	Managing Director & Vice President

CITIBANK, N.A., as Issuer

By:	/s/ Carolyn A. Sheridan

Name:	Carolyn A. Sheridan
Title:	Managing Director & Vice President

BANK OF AMERICA, N.A., as Issuer

By:	/s/ Wendy J. Gorman

Name:	Wendy J. Gorman
Title:	Managing Director

NATEXIS BANQUES POPULAIRES as Issuer

By:	/s/ William J. Burke

Name:	William J. Burke
Title:	Vice - President

By:	/s/ Tefta Ghilaga

Name:	Tefta Ghilaga
Title:	Vice President

[Signature Page to Amendment No.1]

EXHIBIT A

FORM OF CONSENT AND AGREEMENT OF SUBSIDIARY GUARANTORS

The undersigned hereby consents to Amendment No. 1, dated as of the date hereof, to the L/C Agreement (the “Amendment”; capitalized terms used herein but not defined herein are used with the meanings given them in the Amendment), entered into among FMC CORPORATION, a Delaware corporation, CITICORP USA, INC., a Delaware corporation, in its capacity as administrative agent for the Issuers and each Issuer party thereto (this “Consent”). The undersigned further agrees that the terms of the Amendment shall not affect in any way its obligations and liabilities under the Credit Documents (as amended and otherwise expressly modified by the Amendment), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

This Consent may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same consent. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Consent. Notices to parties hereto shall be given as provided in the Amendment.

The terms of this Consent shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

This Consent shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be duly executed and delivered as of December     , 2003.

Subsidiary Guarantors:

INTERMOUNTAIN RESEARCH AND DEVELOPMENT CORPORATION

By:

Name:
Title:	Authorized Signatory

FMC ASIA-PACIFIC INC.

By:

Name:
Title:	Authorized Signatory

FMC OVERSEAS, LTD.

By:

Name:
Title:	Authorized Signatory

FMC FUNDING CORPORATION

By:

Name:
Title:	Authorized Signatory

FMC WFC I, INC.

By:

Name:
Title:	Authorized Signatory

FMC WFC II, INC.

By:

Name:
Title:	Authorized Signatory

FMC DEFENSE CORP.

By:
Name:
Title:	Authorized Signatory

FMC PROPERTIES, LLC

By:

Name:
Title:	Authorized Signatory

FMC DEFENSE NL, LLC

By:

Name:
Title:	Authorized Signatory

FMC WFC I NL, INC.

By:

Name:
Title:	Authorized Signatory

FMC IDAHO LLC

By:

Name:
Title:	Authorized Signatory